UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2019 (January 17, 2019)

AMBASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07265	95-2962743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ONE SOUTH OCEAN BOULEVARD, SUITE 301
BOCA RATON, FLORIDA 33432
 (Address of principal executive offices, including zip code)

(201) 265-0169
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Yes_____     No_____

Item 8.01 OTHER EVENTS

The information contained in AmBase Corporation's ("AmBase" or the "Company") previously filed periodic reports is incorporated by reference herein and the defined terms set forth below have the same meaning as ascribed to them in the Company's previously filed reports.

On January 17, 2019 the Supreme Court of New York, Appellate Division, First Department issued a Decision and Order in the case - AmBase Corp., et al. v. Spruce Capital Partners, et al.

In July 2017, the Company initiated a litigation in the New York State Supreme Court, New York County (the "NY Court"), Index No. 655031/2017, (the "111 West 57th Spruce Action"). The defendants in that action were 111 W57 Mezz Investor, LLC, Spruce Capital Partners LLC, 111 West 57th Sponsor LLC, Michael Z. Stern, and Kevin P. Maloney (collectively, "Defendants") and nominal defendants 111 West 57th Partners LLC and 111 West 57th Mezz 1 LLC. The trial court initially issued a temporary restraining order but later dissolved that order and dismissed the Company's claims against 111 W57 Mezz Investor LLC and Spruce Capital Partners LLC (together, "Spruce Defendants"). The Company appealed, and the Appellate Division recently issued a decision that resolves that appeal.

The Appellate Division's decision indicates that the Company's request for a declaratory judgment is not moot "because plaintiff 111 West 57th Investment LLC ('Investment') might be entitled to damages from defendant 111 W57 Mezz Investor LLC ('Junior Mezz Lender') if it is judicially determined that Investment had the right to object to the strict foreclosure pursuant to Uniform Commercial Code." The Appellate Division noted that the Company should be allowed to move for leave to replead or amend to state claims for damages and/or the imposition of a constructive trust, as the dismissal of the Company's claims was without prejudice.

An update to other material legal proceedings which the Company is a party to, is as follows:

AmBase Corp., et al. v. 111 West 57th Sponsor LLC, et al. In April 2016, AmBase initiated a litigation in the New York Court, Index No. 652301/2016, ("AmBase v. 111 West 57th Sponsor LLC, et al.") (the "111 West 57th Action"). On June 18, 2018, Defendants removed the action to the U.S. District Court for the Southern District of New York (the "Federal Court"), where it is docketed as case number 18-cv-5482-AT. On October 25, 2018, the Federal Court issued an order granting the defendants' motion to dismiss the Company's RICO claims and declined to exercise supplemental jurisdiction over the Company's state-law claims. The next month, the Company noticed an appeal, and on January 11, 2019, it served its opening brief in that appeal. A motion to file that brief under seal and to file a redacted version on the public docket is presently pending before the United States Court of Appeals for the Second Circuit.

AmBase Corp., et al. v. ACREFI Mortgage Lending LLC, et al. In June 2018, the Company initiated a in the NY Court, Index No. 655031/2017, (the "Apollo Action"). The defendants in the Apollo Action are ACREFI Mortgage Lending, LLC, Apollo Credit Opportunity Fund III AIV I LP, AGRE Debt 1 – 111 W 57, LLC, and Apollo Commercial Real Estate Finance, Inc. (collectively, the "Apollo Defendants"). The Company is seeking damages and punitive damages for tortious interference with the JV Agreement and aiding and abetting the Sponsors' breaches of their fiduciary duties to the joint venture. The Defendants filed their motion to dismiss on August 17, 2018, and the Company filed its opposition brief on September 17, 2018, and the Defendants filed their reply brief on October 5, 2018. The Court has scheduled oral argument on the motion to dismiss for February 26, 2019.

IsZo Capital L.P. derivatively and on behalf of AmBase Corporation v. Richard A. Bianco, et al. In February 2018, IsZo Capital L.P. commenced an action, IsZo Capital L.P. derivatively and on behalf of AmBase Corporation v. Richard A. Bianco, et al., Index No. 650812/2018 in the New York State Supreme Court for New York County (the "IsZo Capital L.P. action").

Oral argument on the Company's motion to dismiss was held on the motion on October 19, 2018, at which time the Court decided that Alessandra Bianco, Richard Bianco, Jr., Jerry Carnegie, John Ferrara and Joseph Bianco should be dismissed as defendants in the case.  The Court reserved decision as to dismissal of the balance of the case pending the Court's receipt of a transcript of the oral argument.  On December, 26, 2018 the Court issued its written decision on the balance of the motion to dismiss.  The Court dismissed a cause of action against Richard Bianco, dismissed in part the single cause of action against Kenneth Schmidt, and dismissed a cause of action for declaratory judgment.  What remains is a single cause of action against Richard Bianco, a single cause of action against Kenneth Schmidt (in part), and a single declaratory judgment cause of action.

On January 15, 2019, the Company filed its answer to the surviving causes of action as well as asserted counterclaims against the plaintiff.   It also served initial discovery demands upon the plaintiff.  The Company intends to continue to vigorously defend against plaintiff's action and prosecute its counterclaims.
With respect to its disputes and litigation relating to its interest in the 111 West 57th Property, the Company is continuing to pursue various legal courses of action, as well as considering other possible economic strategies, including the possible sale of the Company's interest in and/or rights with respect to the 111 West 57th Property. The Company is continuing to pursue other options to realize the Company's investment value and/or protect its legal rights.

The Company can give no assurances regarding the outcome of the matters described herein, including as to the effect of Spruce's actions described herein, whether the Sponsors will perform their contractual commitments to the Company under the JV Agreement, as to what further action, if any, the lenders may take with respect to the project, as to the ultimate resolution of the ongoing litigation proceedings relating to the Company's investment interest in the 111 West 57th Property, as to the ultimate effect of the Sponsors', the Company's or the lenders' actions on the project, as to the completion or ultimate success of the project, or as to the value or ultimate realization of any portion of the Company's equity investment in the 111 West 57th Street Property.

Cautionary Statement for Forward-Looking Information

This Current Report or Form 8-K together with other statements and information publicly disseminated by the Company may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or make oral statements that constitute forward looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. The forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, projected ventures, anticipated market performance, anticipated litigation results or the timing of pending litigation, and similar matters. When used in this Annual Report, the words "estimates," "expects," "anticipates," "believes," "plans," "intends" and variations of such words and similar expressions are intended to identify forward-looking statements that involve risks and uncertainties.  The Company cautions readers that a variety of factors could cause the Company's actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.  These risks and uncertainties, many of which are beyond the Company's control, include, but are not limited to those set forth in "Item 1A, Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K and in the Company's other public filings with the Securities and Exchange Commission including, but not limited to: (i) risks with regard to the ability of the Company to continue as a going concern; (ii) assumptions regarding the outcome of legal and/or tax matters, based in whole or in part upon consultation with outside advisors; (iii) risks arising from unfavorable decisions in tax, legal and/or other proceedings; (iv) transaction volume in the securities markets; (v) the volatility of the securities markets; (vi) fluctuations in interest rates; (vii) risks inherent in the real estate business, including, but not limited to, insurance risks, tenant defaults, risks associated with real estate development activities, changes in occupancy rates or real estate values; (viii) changes in regulatory requirements which could affect the cost of doing business; (ix) general economic conditions; (x) risks with regard to whether or not the Company's current financial resources will be adequate to fund operations over the next twelve months from financial statement issuance date and/or continue operations; (xi) changes in the rate of inflation and the related impact on the securities markets; and (xii) changes in federal and state tax laws; and (xiii) additionally, there is risk relating to assumptions regarding the outcome of tax matters, based in whole or in part upon consultation with outside advisors; risk relating to potential unfavorable decisions in tax proceedings; risks regarding changes in, and/or interpretations of federal and state income tax laws; and risk of IRS and/or state tax authority assessment of additional tax plus interest.  These are not the only risks that we face.  There may be additional risks that we do not presently know of or that we currently believe are immaterial which could also impair our business and/or financial position.

Undue reliance should not be placed on these forward-looking statements, which are applicable only as of the date hereof. The Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this report or to reflect the occurrence of unanticipated events. Accordingly, there is no assurance that the Company's expectations will be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASE CORPORATION

By /s/ John Ferrara
John Ferrara
Vice President and Chief Financial Officer and Controller
AmBase Corporation
Date: January 18, 2019